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                            SUBSIDIARIES OF THE REGISTRANT

                             Alliance Capital Management
                               Corporation of Delaware
                                      (Delaware)

                               Alliance Capital Global
                               Derivatives Corporation
                                      (Delaware)

                         Alliance Capital Oceanic Corporation
                                      (Delaware)

                         Cursitor Alliance Management Limited
                                      (England)

                         Dimensional Asset Management Limited
                                      (England)

                         Dimensional Trust Management Limited
                                      (England)

                             Alliance Fund Services, Inc.
                                      (Delaware)

                           Alliance Fund Distributors, Inc.
                                      (Delaware)

                       Alliance Capital Management (Japan) Inc.
                                      (Delaware)

                          Alliance Capital (Luxembourg) S.A.
                                     (Luxembourg)

                    Alliance Corporate Finance Group Incorporated
                                      (Delaware)

                    Alliance Capital Management Australia Limited
                                     (Australia)

                       Alliance Capital Management Canada, Inc.
                                       (Canada)

                         Meiji - Alliance Capital Corporation
                                      (Delaware)

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                        Alliance Barra Research Institute Inc.
                                      (Delaware)

                        Alliance Capital Management (Asia) Ltd.
                                      (Delaware)

                      Alliance International Fund Services S.A.
                                     (Luxembourg)

                     Alliance Capital (Mauritius) Private Limited
                                     (Mauritius)

                          Alliance Capital Asset Management
                                 (India) Private Ltd.
                                       (India)

                       Alliance Capital Management (India) Ltd.
                                      (Delaware)


                      Alliance Capital Management (Turkey) Ltd.
                                      (Delaware)

                             Alliance Eastern Europe Inc.
                                      (Delaware)

                                Cursitor Alliance LLC
                                      (Delaware)

                              Cursitor Holdings Limited
                                      (England)

                      Alliance Capital Management (Brasil) Ltda.
                                       (Brasil)

                             The London Partnership Ltd.
                                      (England)

                              Cursitor Management Co. SA
                                     (Luxembourg)

                               Cursitor Management Ltd.
                                      (England)


                               Draycott Partners, Ltd.
                                   (Massachusetts)

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                                 Cursitor Cecogest SA
                                       (France)

                                Cursitor Courtage SARL
                                       (France)

                                 Cursitor Gestion SA
                                       (France)

                       Cursitor-Eaton Asset Management Company
                                      (New York)

                                 ACSYS Software India
                                   Private Limited
                                       (India)

                                   Cecogest Limited
                                      (England)

                            Cecogest International Limited
                                      (England)

                                 Cursitor Group Ltd.
                                      (England)

                                 Cursitor Hotpot Ltd.
                                      (England)

                                Cursitor Cookery Ltd.
                                      (England)